UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our,” “ClubCorp” or the “Company”), in connection with the matters described herein.

Item 8.01.	Other Events.
Supplement to Definitive Proxy Statement
This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by ClubCorp with the Securities and Exchange Commission (the “SEC”) on August 8, 2017 (the “Definitive Proxy Statement”) that was mailed to ClubCorp stockholders in connection with the solicitation of proxies for use at a special meeting of stockholders of ClubCorp to be held at 10:00 a.m., Central Time, on September 15, 2017, at the Hackberry Creek Country Club, 1901 West Royal Lane, The Ballroom, Irving, Texas 75063.
On July 9, 2017, ClubCorp entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Constellation Club Parent, Inc., a Delaware corporation (“Parent”), and Constellation Merger Sub Inc., a Nevada corporation (“Merger Sub”), whereby Merger Sub will be merged with and into ClubCorp and ClubCorp will survive the merger as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub were formed by certain funds managed by affiliates of Apollo Management VIII, L.P. (on behalf of its affiliated funds, “Apollo”), an affiliate of Apollo Global Management, LLC (“AGM”). Unless otherwise defined below, capitalized terms used below shall have the meanings set forth in the Definitive Proxy Statement.
ClubCorp believes the definitive proxy statement contains all material information required to be disclosed.
Background of the Merger
The disclosures appearing in the last paragraph on page 44 of the Definitive Proxy Statement are hereby supplemented by inserting the following sentence at the end of the paragraph:
Throughout the strategic review process, the Board provided feedback and guidance to the Strategic Review Committee on an ongoing basis, including about the engagement of advisors, solicitation and negotiation of bids and the evaluation of various potential strategic alternatives, including continued operation as a public company and alternative investment and sale transactions, and the Strategic Review Committee, with the assistance of members of management and ClubCorp’s financial and legal advisors, implemented the Board’s directives on an ongoing basis.
The disclosures appearing in the first paragraph on page 47 of the Definitive Proxy Statement are hereby supplemented by inserting the following sentence at the start of the paragraph:
Over the course of the next two months, the Strategic Review Committee, in consultation with the Board, and with the assistance of members of management and ClubCorp’s financial and legal advisors, would oversee continued discussions with each of the parties that had indicated interest in a strategic transaction in order to encourage the submission of enhanced indications of interest and definitive proposals.
The disclosures appearing in the third paragraph on page 47 of the Definitive Proxy Statement are hereby supplemented by inserting the following sentence at the end of the paragraph:
Possible alternative real estate financing options discussed included a sale leaseback transaction. It was discussed that the market for such an alternative transaction is unproven in the golf industry, the cost of capital would be uncertain and such a transaction would present execution risks and loss of operational control.
The disclosures appearing on page 48 of the Definitive Proxy Statement are hereby supplemented by inserting the following paragraph between the fifth and sixth full paragraphs:
In early- to mid-February, 2017, Party I indicated that it was withdrawing from the process because it did not believe that it could support a valuation of ClubCorp above its trading price (around $16.50-$17.00 per share during this period), and therefore there likely would not be a successful path to a transaction.
The disclosures appearing in the first paragraph on page 49 of the Definitive Proxy Statement are hereby supplemented by inserting the following sentence at the end of the paragraph:

In addition to seeking definitive proposals for an acquisition of the entire company, ClubCorp’s financial advisors, at the direction of the Board and Strategic Review Committee, continued to discuss potential strategic investments with potential bidders.
The disclosures appearing on page 49 of the Definitive Proxy Statement are hereby supplemented by inserting the following paragraph between the eighth and ninth paragraphs:
In mid-March, 2017, Party C and Party P indicated that they would not submit a second round bid because they did not believe that they could support a valuation of ClubCorp above the then current trading price (around $16.50 per share during this period).
The disclosures appearing in the last paragraph on page 49 of the Definitive Proxy Statement are hereby supplemented by inserting the following sentences at the end of the paragraph:
Several potential investors had provided feedback that there was much uncertainty regarding industry growth prospects, the economy, ongoing state unclaimed property audits, and certain tax matters. Party Q indicated that it would not be in a position to provide a compelling bid as its revised valuation of ClubCorp indicated a per share price of $13.50 to $14.50 per share. Party R indicated that it was no longer considering a bid for the entire company, but would continue to evaluate the possibility of a strategic investment in ClubCorp.
The disclosures appearing in the eighth full paragraph on page 51 of the Definitive Proxy Statement are supplemented by insertion of the following sentences at the end of the paragraph:
Mr. Pearlman serves on several public and private company boards, including as Executive Chairman of the Board of Empire Resorts, Inc., an independent director of Network-1 Technologies Inc., and as Chairman and Chief Executive Officer of Liberation Investment Group, LLC, an investment management and financial consulting firm that he founded in 2003. Mr. Pearlman also serves as an independent member of the board of managers of CEVA Holdings, LLC. Mr. Pearlman was nominated to the board of CEVA Holdings by affiliates of Capital Research & Management Co. and Franklin Advisors and Franklin Templeton Investments Corp., large mutual fund companies who collectively own a majority of the equity of CEVA Holdings. As of June 30, 2017, funds managed by affiliates of AGM held 21.77% of the outstanding equity of CEVA Holdings, and, pursuant to contractual arrangements under CEVA Holdings’ limited liability company agreement, AGM and its affiliates hold a majority of the voting power and have the right to elect a majority of the board of managers of CEVA Holdings. Affiliates of AGM do not have the power to remove Mr. Pearlman or designate another board member for his seat. Certain major corporate actions by the CEVA Holdings’ board require approval of a majority of the board members not designated by AGM, which includes Mr. Pearlman. Mr. Pearlman’s CEVA board membership was disclosed prior to his appointment to our Board of Directors, and our Board was aware that he served on another board with AGM-affiliated directors.
Recommendation of the Board and Reasons for the Merger
The disclosure appearing in the first bullet point on page 57 of the Definitive Proxy Statement, after the sentence ending “the Board meeting to approve the merger and the merger agreement” is hereby supplemented by inserting the following sentence at the end of the bullet:
The $17.12 per share in cash merger consideration represents an implied total enterprise value of ClubCorp of $2,188 million, and an implied multiple of calendar year 2017 and calendar year 2018 estimated adjusted EBITDA of 8.4x and 7.7x, respectively.
Opinion of Jefferies LLC
The disclosure appearing in the second paragraph on page 65 of the Definitive Proxy Statement after the heading “Selected Public Companies Analysis” is hereby amended by deleting the reference to “the following,” replacing the colon at the end of the sentence with a period and deleting the table following such paragraph. The disclosure appearing in the third paragraph on page 65 of the Definitive Proxy Statement after the sentence ending “publicly available information and financial forecasts and estimates of management” is hereby supplemented by inserting the following:
The calendar year 2017 and calendar year 2018 estimated adjusted EBITDA multiples observed by Jefferies for the selected companies were as follows:

	CY2017E Adjusted EBITDA	CY2018E Adjusted EBITDA
Tier One Selected Companies
Hilton Grand Vacations, Inc.	9.6x	9.1x
ILG, Inc.	11.2x	10.3x
International Speedway Corporation	7.0x	6.9x
Marriot Vacations Worldwide Corporation	11.2x	10.2x
Speedway Motorsports, Inc.	7.6x	7.4x

Tier Two Selected Companies
Boyd Gaming Corporation	9.9x	9.3x
Cedar Fair, L.P.	10.9x	10.4x
Churchill Downs Incorporated	11.2x	10.6x
Dave & Buster’s Entertainment, Inc.	10.1x	9.2x
Merlin Entertainments plc	11.7x	10.4x
Planet Fitness, Inc.	16.8x	14.6x
SeaWorld Entertainment, Inc.	8.9x	8.1x
Six Flags Entertainment Corporation	12.5x	11.6x
Vail Resorts, Inc.	15.0x	13.9x
Individual multiples are referenced above for informational purposes.
The disclosure appearing in the first full paragraph on page 66 of the Definitive Proxy Statement after the heading “Selected Precedent Transactions Analysis” is hereby amended by deleting the reference to “the following,” replacing the colon at the end of the sentence with a period and deleting the table following such paragraph. The disclosure appearing in the second full paragraph on page 66 of the Definitive Proxy Statement after the sentence ending “based on internal estimates of management” is hereby supplemented by inserting the following:
The latest 12 months estimated adjusted EBITDA multiples observed by Jefferies for the selected transactions were as follows:

Announcement Date	Acquiror	Target	LTM Adjusted EBITDA
April 2017	● KSL Capital Partners, LLC	● Intrawest Resorts Holdings, Inc.	9.6x
November 2016	● MBK Partners LP	● Accordia Golf Co., Ltd.	11.3x
September 2016	● Eldorado Resorts, Inc.	● Isle of Capri Casinos, Inc.	8.7x
August 2016	● Z Capital Partners L.L.C.	● Affinity Gaming	8.4x
August 2016	● Vail Resorts, Inc.	● Whistler Blackcomb Holdings, Inc.	15.0x
June 2016	● Apollo Global Management, LLC	● Diamond Resorts International, Inc.	7.1x
October 2015	● Interval Leisure Group, Inc.	● Vistana Signature Experiences, Inc.	11.3x
August 2015	● Catterton Partners	● Steiner Leisure Limited	11.6x
March 2015	● TPG Capital, L.P., Leonard Green & Partners, L.P. and LNK Partners LLC	● Life Time Fitness, Inc.	10.3x
August 2014	● ClubCorp Holdings, Inc.	● Sequoia Golf Holdings, LLC	10.9x
September 2013	● Eldorado Resorts, LLC	● MTR Gaming Group, Inc.	6.2x
December 2012	● Pinnacle Entertainment, Inc.	● Ameristar Casinos, Inc.	7.6x
May 2012	● Boyd Gaming Corporation	● Peninsula Gaming, LLC	7.0x
March 2012	● Apollo Global Management, LLC	● Great Wolf Resorts, Inc.	9.4x
Individual multiples are referenced above for informational purposes.

The Discounted Cash Flow Analysis disclosure appearing on page 67 of the Definitive Proxy Statement in the sentence beginning immediately after the sentence ending “utilizing financial forecasts and estimates of management” is hereby amended and supplemented as follows:
For purposes of this analysis, among other things, (i) the estimated present value (calculated as approximately $29.2 to $29.5 million) of ClubCorp’s potential net operating loss carryforwards expected by management to be utilized by ClubCorp during the fiscal years ending December 26, 2017 through December 28, 2021 was taken into account; (ii) ClubCorp’s forecasted expansion capital expenditures for the fiscal years ending December 26, 2017 through December 28, 2021 were included in the calculation of standalone unlevered, after tax free cash flows; and (iii) stock-based compensation was treated as a cash expense.
Opinion of Wells Fargo Securities, LLC
The disclosure appearing on page 71 of the Definitive Proxy Statement in the last sentence of the last paragraph is hereby amended and supplemented as follows:
With respect to the selected public companies and selected precedent transactions analyses summarized below, no company or transaction used as a comparison was identical or directly comparable to ClubCorp or the merger, and an evaluation of Wells Fargo Securities’ analyses is not entirely mathematical; rather, such analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies or transactions reviewed.
The disclosure appearing in the last paragraph on page 72 of the Definitive Proxy Statement after the heading “Selected Public Companies Analysis” is hereby amended by deleting the reference to “the following,” replacing the colon at the end of the sentence with a period and deleting the table following such paragraph. The disclosure appearing in the first paragraph on page 73 of the Definitive Proxy Statement after the sentence ending “public filings and financial forecasts and estimates of management” is hereby supplemented by inserting the following:
The calendar year 2017 and calendar year 2018 estimated adjusted EBITDA multiples observed by Wells Fargo Securities for the selected companies were as follows:

	CY2017E Adjusted EBITDA	CY2018E Adjusted EBITDA
Tier One Selected Companies
Hilton Grand Vacations, Inc.	9.6x	9.1x
ILG, Inc.	11.2x	10.3x
International Speedway Corporation	7.0x	6.9x
Marriot Vacations Worldwide Corporation	11.2x	10.2x
Speedway Motorsports, Inc.	7.6x	7.4x

Tier Two Selected Companies
Boyd Gaming Corporation	9.9x	9.3x
Cedar Fair, L.P.	10.9x	10.4x
Churchill Downs Incorporated	11.2x	10.6x
Dave & Buster’s Entertainment, Inc.	10.1x	9.2x
Merlin Entertainments plc	11.7x	10.4x
Planet Fitness, Inc.	16.8x	14.6x
SeaWorld Entertainment, Inc.	8.9x	8.1x
Six Flags Entertainment Corporation	12.5x	11.6x
Vail Resorts, Inc.	15.0x	14.0x
Individual multiples are referenced above for informational purposes.
The disclosure appearing in the third paragraph on page 73 of the Definitive Proxy Statement after the heading “Selected Precedent Transactions Analysis” is hereby amended by deleting the reference to “the following,” replacing the colon at the end of the sentence with a period and deleting the table following such paragraph. The disclosure appearing in the first paragraph on page 74 of the Definitive Proxy Statement after the sentence ending “based on internal estimates of management” is hereby supplemented by inserting the following:
The latest 12 months estimated adjusted EBITDA multiples observed by Wells Fargo Securities for the selected transactions were as follows:

Announcement Date	Acquiror	Target	LTM Adjusted EBITDA
April 2017	● KSL Capital Partners, LLC	● Intrawest Resorts Holdings, Inc.	9.6x
November 2016	● MBK Partners LP	● Accordia Golf Co., Ltd.	11.3x
September 2016	● Eldorado Resorts, Inc.	● Isle of Capri Casinos, Inc.	8.7x
August 2016	● Z Capital Partners L.L.C.	● Affinity Gaming	8.4x
August 2016	● Vail Resorts, Inc.	● Whistler Blackcomb Holdings, Inc.	15.0x
June 2016	● Apollo Global Management, LLC	● Diamond Resorts International, Inc.	7.1x
October 2015	● Interval Leisure Group, Inc.	● Vistana Signature Experiences, Inc.	11.3x
August 2015	● Catterton Partners	● Steiner Leisure Limited	11.6x
March 2015	● TPG Capital, L.P., Leonard Green & Partners, L.P. and LNK Partners LLC	● Life Time Fitness, Inc.	10.3x
August 2014	● ClubCorp Holdings, Inc.	● Sequoia Golf Holdings, LLC	10.9x
September 2013	● Eldorado Resorts, LLC	● MTR Gaming Group, Inc.	6.2x
December 2012	● Pinnacle Entertainment, Inc.	● Ameristar Casinos, Inc.	7.6x
May 2012	● Boyd Gaming Corporation	● Peninsula Gaming, LLC	7.0x
March 2012	● Apollo Global Management, LLC	● Great Wolf Resorts, Inc.	9.4x
Individual multiples are referenced above for informational purposes.
The Discounted Cash Flow Analysis disclosure appearing on page 74 of the Definitive Proxy Statement in the sentence beginning immediately after the sentence ending “utilizing financial forecasts and estimates of management” is hereby amended and supplemented as follows:
For purposes of this analysis, among other things, (i) the estimated present value (calculated as approximately $29.2 to $29.5 million) of ClubCorp’s potential net operating loss carryforwards expected by management to be utilized by ClubCorp during the fiscal years ending December 26, 2017 through December 28, 2021 was taken into account; (ii) ClubCorp’s forecasted expansion capital expenditures for the fiscal years ending December 26, 2017 through December 28, 2021 were included in the calculation of standalone unlevered, after tax free cash flows; and (iii) stock-based compensation was treated as a cash expense.

The disclosures appearing in the last full paragraph on page 74 of the Definitive Proxy Statement after the heading “Miscellaneous” are amended and supplemented as follows:
Wells Fargo & Company provides commercial banking, investment banking, capital markets, real estate and other financial services directly and/or through its subsidiaries including, as applicable, Wells Fargo Securities and Eastdil Secured, LLC. Wells Fargo Securities is an internationally recognized investment banking firm that is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. ClubCorp selected Wells Fargo Securities as a financial advisor in connection with the merger because of its qualifications, reputation and experience generally and particularly in the real estate industry and its familiarity with ClubCorp and its business. The issuance of Wells Fargo Securities’ opinion was approved by an authorized committee of Wells Fargo Securities.
Certain Financial Projections
The Financial Projections disclosure appearing on pages 76-77 of the Definitive Proxy Statement is hereby supplemented by insertion of footnote (3) as follows:

	2017E	2018E	2019E	2020E	2021E
(in millions)
Total revenue(1)	$1,125.2	$1,192.1	$1,256.8	$1,327.3	$1,401.5
Adjusted EBITDA(2)	$ 259.0	$ 285.2	$ 315.8	$ 344.4	$ 377.4
Levered free cash flow(3)	$ 119.9	$ 108.9	$ 124.6	$ 135.7	$ 148.5
_________________________
(1)     Total revenue is presented on a 52-week basis for all years.

(2)	Adjusted EBITDA is presented on a 52-week basis for all years except fiscal year 2019, which includes a $3.0 million adjustment to account for fiscal year 2019 being a 53-week fiscal year.

(3)
Levered free cash flows were provided to Apollo, other potential investors and ClubCorp’s financial advisors. ClubCorp does not ordinarily forecast unlevered free cash flows. Our levered free cash flow measure excludes adjustments related to net membership cash flow, other working capital adjustments, expansion capital, dividends, voluntary prepayments of our term loan, and other adjustments including finance transformation costs, acquisition closing costs, and other non-recurring expenses. Management forecasts expansion capital expenditures of $63.6 million in 2017E, and $53.8 million in each of 2018E through 2021E.

Appraised Value of ClubCorp’s Owned Real Estate Assets
The following disclosure supplements the Definitive Proxy Statement at page 79, immediately following the Certain Financial Projections section and immediately prior to the Interests of ClubCorp’s Executive Officers and Directors in the Merger section:
The appraised value of ClubCorp’s owned golf and country clubs real estate was approximately $1.85 billion. Such appraised real estate value is based on (1) appraisals, conducted in 2014, of clubs acquired by ClubCorp in connection with its acquisition of Sequoia Golf in 2014, (2) appraisals, conducted in 2015, of other clubs owned by ClubCorp at the time of the refinancing of ClubCorp’s credit facilities in 2015, and (3) appraisals, conducted in 2016, of clubs acquired by ClubCorp subsequent to the 2015 refinancing, which appraisals were conducted at or around the time of the applicable acquisitions. The Board does not believe that such appraised real estate valuations should be relied upon as an indication of current market value for any asset in ClubCorp’s owned real estate portfolio or for ClubCorp as a whole. Such appraised value also excludes leased clubs, joint ventures and managed clubs.
Interests of ClubCorp’s Executive Officers and Directors in the Merger
The Other Interests disclosure appearing on page 85 of the Definitive Proxy Statement is hereby supplemented by insertion of the following sentence at the end of the paragraph:
Prior to the execution of the Merger Agreement, none of our executive officers engaged in discussions with AGM regarding post-close employment, and, as of the date of this filing, none of our executive officers has entered into any post-closing employment arrangements with AGM or ClubCorp that were not already in place at the time of execution of the Merger Agreement.
Transaction Litigation
The below disclosure supplements the Definitive Proxy Statement as follows:
On August 16, 2017, John Solak filed a purported stockholder class action against the Company, the directors of the Company, Apollo Global Management, LLC, Parent, and Merger Sub in connection with the merger contemplated by the merger agreement in the Eighth Judicial District Court of the State of Nevada in Clark County. The case is captioned Solak v. Affeldt, et al., No. A-17-759987-B. The complaint purports to assert a claim against ClubCorp’s directors for allegedly breaching their fiduciary duties of care, loyalty, good faith, and independence owed to the plaintiff and the public stockholders of ClubCorp, including by allegedly agreeing to a transaction at an inadequate price, engaging in an allegedly unfair process that involved conflicts of interests, agreeing to allegedly preclusive deal protection provisions, and allegedly including materially incomplete and misleading information in the Definitive Proxy Statement. The complaint seeks, among other things, to enjoin the merger contemplated by the merger agreement.

On August 21, 2017, the Court entered an order consolidating the Meng, Baum, Blaschak and Beckert actions under the master caption In re ClubCorp Holdings Shareholder Litigation, No. A-17-758912-B, and appointed Co-Lead Counsel and Co-Liaison Counsel on behalf of the putative class.
On August 8, 2017, Robert Berg filed a purported stockholder class action against the Company, the directors of the Company, Apollo Global Management, LLC, Parent, and Merger Sub in connection with the merger contemplated by the merger agreement in the United States District Court for the District of Nevada. The case is captioned Berg v. ClubCorp Holdings, Inc., et al., No. 2:17-cv-02127. The complaint purports to assert a claim against the Company and ClubCorp’s directors for failing to include critical information in the preliminary proxy statement previously filed by the Company with the SEC in violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder. The complaint also purports to assert control person claims against the directors, Apollo Global Management, LLC, Parent, and Merger Sub under Exchange Act Section 20(a) for ClubCorp’s purported violations of Section 14(a). The complaint seeks, among other things, to enjoin the merger contemplated by the merger agreement.
On August 11, 2017, Joel Hopkins filed a purported stockholder class action against the Company, the directors of the Company, Apollo Global Management, LLC, Parent, and Merger Sub in connection with the merger contemplated by the merger agreement in the United States District Court for the District of Nevada. The case is captioned Hopkins v. ClubCorp Holdings, Inc., et al., No. 2:17-cv-02158. The complaint purports to assert claims against the Company and ClubCorp’s directors for failing to include critical information in the Definitive Proxy Statement in violation of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The complaint also purports to assert control person claims against the directors, Apollo Global Management, LLC, Parent, and Merger Sub under Exchange Act Section 20(a) for ClubCorp’s purported violations of Section 14(a). In addition, the complaint purports to assert claims against ClubCorp’s directors for allegedly breaching their fiduciary duties of care, loyalty, and good faith owed to the plaintiff and the public stockholders of ClubCorp, including by allegedly agreeing to a transaction at an inadequate price, engaging in an allegedly unfair process, agreeing to allegedly preclusive deal protection provisions, and allegedly including materially incomplete and misleading information in the Definitive Proxy Statement. The complaint seeks, among other things, to enjoin the merger contemplated by the merger agreement.
On August 16, 2017, Ronald Kinsey filed a purported stockholder class action against the Company, the directors of the Company, Apollo Global Management, LLC, Parent, and Merger Sub in connection with the merger contemplated by the merger agreement in the United States District Court for the District of Nevada. The case is captioned Kinsey v. ClubCorp Holdings, Inc., et al., No. 2:17-cv-02198. The complaint purports to assert claims against the Company and ClubCorp’s directors for failing to include critical information in the Definitive Proxy Statement in violation of Sections 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder and Section 20(a) of the Exchange Act. The complaint seeks, among other things, to enjoin the merger contemplated by the merger agreement.
The defendants in the litigation matters described above deny wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, any breach of any fiduciary duty, and/or aiding and abetting any breach of fiduciary duty.
Forward-Looking Statements
This Form 8-K and the documents referred to herein may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended, and Part II, Item 1A. Risk Factors in our Form 10-Q for the quarterly period ended June 13, 2017.
Important Additional Information and Where to Find It
This communication is being made in respect of the proposed merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company filed the Definitive Proxy Statement and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The Definitive Proxy Statement has been mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Solicitation
The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Definitive Proxy Statements and other relevant documents filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Definitive Proxy Statement and the Company’s proxy statement for its 2017 annual meeting of stockholders filed on June 2, 2017 with the SEC, which can be obtained free of charge from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer